UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2015

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 30, 2015, the Board of Directors (the "Board") of ConAgra Foods, Inc. (the "Company") approved amendments (the "Amendments") to the Company’s Amended and Restated Bylaws, as amended (the "Bylaws"). The Amendments provide that the principal executive office of the Company will be located in Chicago, Illinois, and that the Board of Directors may designate any location as the place of meeting for any annual meeting or any special meeting of stockholders.

Item 7.01 Regulation FD Disclosure.

On October 1, 2015, the Company issued a press release relating to the Company’s efficiency plans and corporate headquarters, which is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit 3.1 Amended and Restated Bylaws of ConAgra Foods, Inc., as Amended.
Exhibit 99.1 Press Release issued October 1, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

October 1, 2015	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ConAgra Foods, Inc., as Amended
99.1	Press Release issued October 1, 2015